SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2004


                                 TEN STIX, INC.
             (Exact name of Registrant as specified in its charter)

                                    Colorado
         (State or other jurisdiction of Incorporation or organization)

            0-32323                                      84-1351184
(Commission File Number)                    (I.R.S. Employer Identification No.)

3101 Riverside Drive, Idaho Springs, CO                     80452
(Address of principal executive offices)                  (Zip Code)

                                  303-567-0163
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

         On April 8, 2004, pursuant to a stipulation in settlement of the matter of Rapid Funding, LLC v. Ten Stix, Inc., et al., Case Number 04 CV 0461, in the District Court of Jefferson County, Colorado, Rapid Funding, LLC acquired additional shares of the Company's common stock so that it then owned an aggregate of 14,764,750 shares (representing 66.39% of then outstanding shares of common stock of the Company) and received from the Company the right to an additional 11,000,000 shares of the Company's common stock. A change in control of the Company has occurred due to the substantial stock ownership now held by Rapid Funding LLC.

         On November 18, 2003, as a result of a UCC foreclosure sale on an obligation due from Robert and Jodi Stevens, Rapid Funding LLC increased its ownership to an aggregate of 9,582,500 shares of the Company's common stock. Included in these shares were 4,500,000 shares pledged by Tony A. Cranford, an officer and director of the Company, and 4,500,00 shares pledged by Thomas E. Sawyer, an officer and director of the Company. Neither Mr. Cranford nor Mr. Sawyer were personally obligated on the indebtedness due and owing from Robert and Jodi Stevens to Rapid Funding, LLC. Thereafter, on April 8, 2004, pursuant to the Stipulation, Rapid Funding LLC received ownership of an additional 2,386,350 shares from Tony A. Cranford and an additional 2,795,750 shares from Thomas E. Sawyer and his wife.

         The stipulation also provides that the Company shall pay, in installments payable over 12 months commencing no later than July 1, 2004, a total of $200,000 to Rapid Funding, LLC in exchange for which the Company shall purchase and acquire all shares of the Company's common stock owned by Rapid Funding, LLC. A copy of the stipulation is incorporated herein by reference and attached hereto as Exhibit 99-1.

Item 5.  Other Events

         Press Release Dated April 13, 2004

         On April 13, 2004, the Company issued a press release announcing the delivery of the Company's consumer version of their product, the ProShuffle(tm), to the Radio Shack Corporation. A copy of the press release is incorporated herein by reference attached hereto as Exhibit 99-2.

         Press Release Dated April 14, 2004

         On April 14, 2004, the Company issued a press release announcing that the Company recently received its permanent license or certification from the Arizona department of Gaming. A company must obtain this certification before it can conduct any business with any casino in the State. The Company is also required to have a license with each individual casino or tribe that is interested in acquiring any of the company's products. The Company already has licenses with Yavapai Prescott, and Fort McDowell. A copy of the press release is incorporated herein by reference and attached hereto as Exhibit 99-3

         Press Release Dated April 16, 2004

         On April 16, 2004, the Company issued a press release announcing its sixth consecutive year of doing business in Las Vegas, Nevada, at Sam's Town Hotel & Casino. A copy of the press release is incorporated herein by reference and attached hereto as Exhibit 99-4.

         Press Release Dated April 21, 2004

         On April 21, 2004, the Company issued a Press Release announcing that the Arizona Department of Gaming has given approval for side bet Black Jack games. A copy of the press release is incorporated herein by reference and attached hereto as Exhibit 99-5.

         Press Release Dated April 22, 2004

         On April 22, 2004, the Company announced Tony A. Cranford, Vice President of the Company, took part in a web radio interview on April 21, 2004, as part of a series of interviews by IPOdesktop.com, to discuss recent events and the Company's growth plan. In the interview Mr. Cranford discusses the Company's business in Las Vegas, current events regarding one of the Company's products, the Pro Shuffler, and its retail potential, and additionally the Company's new licensure in the state of Arizona. A copy of the press release is incorporated herein by reference and attached hereto as Exhibit 99-6.

         Additionally, an archived audio copy of the web interview is available on the World Wide Web at the website of WorldTalkRadio.com. The direct link to the audio web interview is:

         http://www.worldtalkradio.com/archive.asp?aid=1549.

         The information in this Current Report on Form 8-K, including the exhibits, is furnished under "Item 5. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Ten Stix, Inc.
                                            (Registrant)

       May 3, 2004                          /Thomas E. Sawyer/
Date: ______________                        ____________________
                                            By: Thomas E. Sawyer
                                            Its:  President and CEO

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                                INDEX TO EXHIBITS

Exhibit Number                    Exhibit

99-1                              Stipulation dated April 5, 2004
99-2                              Press Release dated April 13, 2004*
99-3                              Press Release dated April 14, 2004*
99-4                              Press Release dated April 16, 2004*
99-5                              Press Release dated April 21, 2004*
99-6                              Press Release dated April 22, 2004*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.